             GRACE SPECIALTY CHEMICALS, INC., a Delaware corporation

                                U.S. SUBSIDIARIES

            SUBSIDIARY NAME                    STATE OF         NOTES
                                            INCORPORATION
-------------------------------------------------------------------------------
A-1 Bit & Tool Co., Inc.                    DE
-------------------------------------------------------------------------------
Alewife Boston Ltd.                         MA
-------------------------------------------------------------------------------
Alewife Land Corporation                    MA
-------------------------------------------------------------------------------
Amicon, Inc.                                DE
-------------------------------------------------------------------------------
CCHP, Inc.                                  DE
-------------------------------------------------------------------------------
Circe Biomedical, Inc.                      DE
-------------------------------------------------------------------------------
Coalgrace, Inc.                             DE
-------------------------------------------------------------------------------
Coalgrace II, Inc.                          DE
-------------------------------------------------------------------------------
Construction Products Dubai, Inc.           DE
-------------------------------------------------------------------------------
Creative Food 'N Fun Company                DE
-------------------------------------------------------------------------------
Darex Puerto Rico, Inc                      DE
-------------------------------------------------------------------------------
Del Taco Restaurants, Inc.                  DE
-------------------------------------------------------------------------------
Dewey and Almy Company                      MA
-------------------------------------------------------------------------------
Ecarg, Inc.                                 NJ
-------------------------------------------------------------------------------
E & C Liquidating Corp.                     DE
-------------------------------------------------------------------------------
Five Alewife Boston Ltd.                    MA
-------------------------------------------------------------------------------
GC Holding Inc.                             DE
-------------------------------------------------------------------------------
G C Limited Partners I, Inc.                DE
-------------------------------------------------------------------------------
G C Management, Inc.                        DE
-------------------------------------------------------------------------------
GEC Management Corporation                  DE
-------------------------------------------------------------------------------
GN Holdings, Inc.                           DE                6
-------------------------------------------------------------------------------
GPC Thomasville Corp.                       DE
-------------------------------------------------------------------------------
Gloucester New Communities Company, Inc.    NJ
-------------------------------------------------------------------------------
Grace A-B Inc.                              DE
-------------------------------------------------------------------------------
Grace A-B II Inc.                           DE
-------------------------------------------------------------------------------
Grace Asia Pacific, Inc.                    DE
-------------------------------------------------------------------------------
Grace Chemicals, Inc.                       DE
-------------------------------------------------------------------------------
Grace Chemical Company of Cuba              IL                5
-------------------------------------------------------------------------------
Grace Collections, Inc.                     DE
-------------------------------------------------------------------------------
Grace Communications, Inc.                  DE
-------------------------------------------------------------------------------
Grace Culinary Systems, Inc.                MD
-------------------------------------------------------------------------------
Grace Drilling Company                      DE
-------------------------------------------------------------------------------

            SUBSIDIARY NAME                    STATE OF         NOTES
                                            INCORPORATION
-------------------------------------------------------------------------------
Grace Energy Corporation                    DE
-------------------------------------------------------------------------------
Grace Environmental, Inc.                   DE
-------------------------------------------------------------------------------
Grace Europe, Inc.                          DE
-------------------------------------------------------------------------------
Grace Germany Holdings, Inc.                DE
-------------------------------------------------------------------------------
Grace H-G Inc.                              DE
-------------------------------------------------------------------------------
Grace H-G II Inc.                           DE
-------------------------------------------------------------------------------
Grace Hotel Services Corporation            DE
-------------------------------------------------------------------------------
Grace International Holdings, Inc.          DE
-------------------------------------------------------------------------------
Grace JVH, Inc.                             DE
-------------------------------------------------------------------------------
Grace Logistics Services, Inc.              DE
-------------------------------------------------------------------------------
Grace Management Services, Inc.             DE
-------------------------------------------------------------------------------
Grace Offshore Company                      LA
-------------------------------------------------------------------------------
Grace PAR Corporation                       DE
-------------------------------------------------------------------------------
Grace Petroleum Libya Incorporated          DE
-------------------------------------------------------------------------------
Grace Tarpon Investors, Inc.                DE
-------------------------------------------------------------------------------
Grace Ventures Corp.                        DE
-------------------------------------------------------------------------------
Grace Washington, Inc.                      DE
-------------------------------------------------------------------------------
W. R. Grace Capital Corporation             NY
-------------------------------------------------------------------------------
W. R. Grace Land Corporation                NY
-------------------------------------------------------------------------------
W. R. Grace & Co.-Conn.                     CT                4
-------------------------------------------------------------------------------
Gracoal, Inc.                               DE
-------------------------------------------------------------------------------
Gracoal II, Inc.                            DE
-------------------------------------------------------------------------------
Guanica-Caribe Land Development
Corporation                                 DE
-------------------------------------------------------------------------------
Hanover Square Corporation                  DE
-------------------------------------------------------------------------------
Homco International, Inc.                   DE
-------------------------------------------------------------------------------
Ichiban Chemical Co., Inc.                  DE
-------------------------------------------------------------------------------
L B Realty, Inc.                            DE
-------------------------------------------------------------------------------
Monolith Enterprises, Incorporated          DC
-------------------------------------------------------------------------------
Monroe Street, Inc.                         DE
-------------------------------------------------------------------------------
Southern Oil, Resin & Fiberglass, Inc.      FL
-------------------------------------------------------------------------------
Water Street Corporation                    DE
-------------------------------------------------------------------------------
Woolwich Sewer Company, Inc.                NJ
-------------------------------------------------------------------------------
Woolwich Water Co., Inc.                    NJ
-------------------------------------------------------------------------------

                              NON-U.S. SUBSIDIARIES


      Country                    Subsidiary Name                        Notes
-------------------------------------------------------------------------------
Argentina             W. R. Grace Argentina S.A.
                      WRG Argentina, S.A.                               2
-------------------------------------------------------------------------------
Australia             Grace Australia Pty Ltd
-------------------------------------------------------------------------------
Belgium               Grace N.V.
                      Grace Silica N.V.
-------------------------------------------------------------------------------
Brazil                Grace Brasil S.A.
                      PEADCO-Engenharia, Comercio Industria Ltda.
                      International Holdings Ltda.
--------------------------------------------------------------------------------
Canada                GEC Divestment Corporation Ltd.
                      W. R. Grace Finance (NRO) Ltd.
                      Grace Canada, Inc.
--------------------------------------------------------------------------------
Cayman Islands        Grace Davison China, Inc.
--------------------------------------------------------------------------------
Chile                 Grace Quimica Compania Limitada
--------------------------------------------------------------------------------
Colombia              Grace Colombia, S.A.
                      W R G Colombia S.A.                               2
--------------------------------------------------------------------------------
Cuba                  Envases Industriales y Comerciales, S.A.          5
                      Papelera Camagueyana, S.A.                        5
--------------------------------------------------------------------------------
Denmark               Grace (Denmark) A/S
--------------------------------------------------------------------------------
France                W. R. Grace SAS
--------------------------------------------------------------------------------
Germany               A-1 Bit & Tool Co. G.m.b.H.
                      Chomerics G.m.b.H.
                      EAP Akustic GmbH
                      Emerson & Cuming G.m.b.H.                         1
                      Grace Darex GmbH
                      Grace G.m.b.H.
--------------------------------------------------------------------------------
Greece                Grace Hellas E.P.E.
--------------------------------------------------------------------------------
Hong Kong             W. R. Grace Southeast Asia Holdings Limited
                      W. R. Grace (Hong Kong) Limited
--------------------------------------------------------------------------------
India                 W. R. Grace & Co. (India) Private Limited
--------------------------------------------------------------------------------
Indonesia             P. T. Grace Specialty Chemicals Indonesia
--------------------------------------------------------------------------------
Ireland               Amicon Ireland Limited
                      Trans-Meridian Insurance (Dublin) Ltd.
                      Grace Construction Products (Ireland) Limited
--------------------------------------------------------------------------------
Italy                 W. R. Grace (Italiana) S.p.A.
--------------------------------------------------------------------------------
Japan                 Grace Japan Kabushiki Kaisha
--------------------------------------------------------------------------------
Korea                 Grace Korea Inc.
--------------------------------------------------------------------------------
Malaysia              W. R. Grace (Malaysia) Sendiran Berhad
--------------------------------------------------------------------------------

      Country                    Subsidiary Name                        Notes
-------------------------------------------------------------------------------
                      W. R. Grace Specialty Chemicals (Malaysia)
                         Sdn. Bhd.
--------------------------------------------------------------------------------
Mexico                Grace Container, S. A. de C. V.
                      W. R. Grace Holdings, S. A. de C. V.
--------------------------------------------------------------------------------
Netherlands           Amicon B.V.
                      Denac Nederland B.V.
                      Storm van Bentem & Kluyver B.V.                   1
                      W. R. Grace B.V.
--------------------------------------------------------------------------------
Netherlands Antilles  W. R. Grace N.V.
--------------------------------------------------------------------------------
New Zealand           Grace New Zealand Limited
--------------------------------------------------------------------------------
People's Republic     Grace China Ltd.
of China
--------------------------------------------------------------------------------
Philippines           W. R. Grace (Philippines) Inc.
--------------------------------------------------------------------------------
Poland                Grace Poland Sp. z.O.O.
--------------------------------------------------------------------------------
Russia                Darex CIS LLC
--------------------------------------------------------------------------------
Singapore             W. R. Grace (Singapore) Private Limited
--------------------------------------------------------------------------------
South Africa          W. R. Grace Africa (Pty.) Limited
--------------------------------------------------------------------------------
Spain                 Grace, S.A.
                      Teroson Espanola, S.L.                            3
--------------------------------------------------------------------------------
Sweden                Grace AB
                      Grace Sweden AB                                   3
--------------------------------------------------------------------------------
Taiwan                W. R. Grace Taiwan Inc.
--------------------------------------------------------------------------------
Thailand              W. R. Grace (Thailand) Ltd.                       3
--------------------------------------------------------------------------------
United Kingdom        A.A. Consultancy & Cleaning Company Limited       3
                      Cormix Limited                                    3
                      Borndear 1 Limited                                3
                      Borndear 2 Limited                                3
                      Darex UK Limited
                      Emerson & Cuming (Trading) Ltd.                   3
                      Emerson & Cuming (UK) Ltd.                        3
                      Grace Construction Products Ltd.
                      Grace Multiflex U.K. Ltd.
                      Servicised Ltd.                                   3
                      W. R. Grace Limited
--------------------------------------------------------------------------------
Venezuela             Grace Venezuela, S.A.
                      Inversiones GSC, S.A.                             1
--------------------------------------------------------------------------------

                             U.S. AND NON-U.S. NOTES

1     In liquidation

2     Inactive

3     Dormant, assets sold

4     Owned by W. R. Grace & Co.

5     Assets and business expropriated by Cuban Government

6     Owned 95% by W. R. Grace & Co.-Conn.

7 Name to be changed after Sealed Air transaction - "Cryovac" to be removed from name.

                          PARTNERSHIPS & JOINT VENTURES

A/O Grace Kriz

      a Russia joint venture, owned 20% by W. R. Grace SAS, 31% by W. R. Grace Limited and 49% by A/O Kriz

Axial Basin Ranch Company

      a Delaware  partnership,  owned 50% by Grace A-B Inc.,  50% Grace A-B II
      Inc.

Carbon Dioxide Slurry Systems L.P.

      a Delaware partnership, owned 50% by W. R. Grace & Co.-Conn.

Cormix Middle East LLC

      a Dubai LLC, owned 49% by Construction Products Dubai, Inc., 51% Sheikh Hasher Maktoum Juma Al Maktoum

Cross Country Staffing

      a Delaware general partnership, owned 64% by CCHP, Inc. and 36% by MRA Staffing Systems, Inc.

Dearborn I.E.I. Ltd.

      an India joint venture, owned 51% by W. R. Grace & Co.-Conn. and 49% by Ion Exchange India

Emirates Chemicals LLC

      a Dubai LLC, owned 49% Construction Products Dubai, Inc., 51% Sheikh Hasher Maktoum Juma Al Maktoum

G C Associates

      a Delaware general partnership, the partners of which are W. R. Grace & Co.-Conn., GC Holding, Inc., G C Management, Inc. and G C Ventures

G C Ventures

      a Delaware general partnership, the partners of which are G C Limited Partners I, Inc. and W. R. Grace & Co.-Conn.

Grace Offshore Turnkey

      a Texas partnership, owned  50% by Grace Offshore Company

Grace Yapi Kimyasallari Sanayi ve Ticaret A.S.

      a Turkish joint venture, owned 50% by Construction Products Dubai, Inc. and 50% by Sezai Turkes Feyzi Akkaya Holding A.S.

Hayden-Gulch West Coal Company

      a Delaware partnership, owned 50% by Grace H-G Inc., 50% by Grace H-G II, Inc.


H-G Coal Company
      a Delaware partnership, owned 50% by Coalgrace, Inc., 50% by Coalgrace II, Inc.

Metreon

      an Ohio joint venture/partnership, owned 50% by Grace JVH, Inc., 50% by Englehard MC, Inc.


Paramont Coal Company

      a Virginia partnership, owned 50% by Grace PAR Corporation

                                   INVESTMENTS
                (holdings of at least 20% but not more than 50%)

         Company Name                  Jurisdiction                    Ownership Percent     Notes
---------------------------------------------------------------------------------------------------
Arral & Partners                    British Virgin Islands                  25.8%
---------------------------------------------------------------------------------------------------
Asian Food Investment Limited       British Virgin Islands                    40%
---------------------------------------------------------------------------------------------------
Colowyo Coal Company L.P.           Delaware                                                    1
---------------------------------------------------------------------------------------------------
Denka Grace K.K.                    Japan                                     45%
---------------------------------------------------------------------------------------------------
GKA Company Limited                 Hong Kong                                 25%
---------------------------------------------------------------------------------------------------
Noxso Corporation                   Virginia                                23.1%
---------------------------------------------------------------------------------------------------
Tarpon Investors, L.P.              Delaware                                  20%               2
---------------------------------------------------------------------------------------------------


Notes:

1     Limited Partnership interests are owned by Gracoal, Inc. and Gracoal II,
      Inc.

2     Limited partnership interest owned by Grace Tarpon Investors, Inc.